Skillz Announces Q3 2021 Results,
Delivering 23rd Consecutive Quarter of Revenue Outperformance

- Revenue grew 70% Year-Over-Year and Paying MAU Grew 47% Year-Over-Year, Reaching Record Levels

- Officially Launched Mobile Version of Iconic First-Person Shooter Arcade Game,
Big Buck Hunter

- Closed Investment in Exit Games to Accelerate Timeline to Support Multiplayer Synchronous Racing, Shooting and Fighting Games

SAN FRANCISCO – November 3, 2021 – Skillz Inc. (NYSE: SKLZ) (“Skillz” or the “Company”), the leading mobile games platform bringing fair competition to players worldwide, today announced financial results for the third quarter ended September 30, 2021.

“Skillz delivered another quarter of strong results, achieving 70% year-over-year revenue growth," said Andrew Paradise, Founder and CEO at Skillz. "We're so proud to see our new content exceeding expectations, with Big Buck Hunter: Marksman hitting the number one spot in the sports category of the App Store last month.”

Q3 Financial Highlights

•Revenue was $102.1 million in the third quarter of 2021, up 70% over the prior period. This was driven by 47% growth in Paying MAU over the prior year period.
•Gross profit was $94.4 million in the third quarter of 2021, up 66% over the prior year period.
•Net income was $50.8 million in the third quarter of 2021, compared with $(42.9) million in the prior year period. The increase was primarily driven by $113.6 million of income attributable to the decrease in the estimated fair value of the Private Common Stock Warrants and the redemption of Public Common Stock Warrants and a $18.9 million income tax benefit in the period.
•Adjusted EBITDA was $(41.7) million in the third quarter of 2021, $17.3 million lower than the prior year period.
•Cash on balance sheet of $540.3 million and no debt at the end of third quarter 2021.

Recent Developments and Q3 Business Highlights

•Officially launched Big Buck Hunter: Marksman, with the game quickly climbing the charts in the App Store to reach the #1 ranking in the Sports category. This performance helped increase Monthly Active Users by 11% on a year-over-year basis, and 25% sequentially.
•Closed our investment in Exit Games, providing Skillz with access to integrate with its market-leading multiplayer synchronous game engine, and accelerating the ability to support popular racing, shooting and fighting games by several years.
•Continued introducing new content to connect players to the planet’s most in-demand games, including Trivia Crack Payday, from the most popular trivia franchise in the world, as well as games from several other studios.
•Closed the acquisition of advertising platform, Aarki, and have successfully integrated their employees worldwide into Skillz.
•Honored with a Top 50 ranking on Fast Company’s 2021 list of “Best Workplaces for Innovators.” The list highlights those U.S. companies demonstrating a deep commitment to encouraging innovation at every level.
•Subsequent to the quarter, hired seasoned gaming executive Vatsal Bhardwaj as Chief Product Officer. Bhardwaj previously served as General Manager and Director of Game Tech for Amazon Web Services, as well as Head of Product for several groups at Facebook.

Financial Outlook

The Company is affirming its full-year 2021 revenue guidance of $389 million (inclusive of Aarki).

Investor Conference Call and Webcast

Skillz posted a stockholder letter today discussing the third quarter results on its investor relations website at http://investors.skillz.com. A live question and answer conference call and audio webcast with analysts and investors will begin today at 5:30pm Eastern Time (ET).

The Q&A conference call can be accessed by registering online for the Skillz Webcast, at which time registrants will receive dial-in information as well as a passcode and registrant ID. At the time of the call, participants will dial in using the numbers in the confirmation email and enter their passcode and ID, upon which they will enter the conference call. Registration to a live audio-webcast of the discussion in listen-only mode will be available at http://investors.skillz.com.

A replay of the webcast will be archived on the Company’s investor relations website. An audio replay of the Q&A conference call will be available through November 10, 2021 and can be accessed by dialing 1-866-813-9403 (US) or +44-204-525-0658 (international) and entering the passcode 359048.

About Skillz Inc.
Skillz is the leading mobile games platform that connects players in fair, fun, and meaningful competition. The Skillz platform helps developers build multi-million dollar franchises by enabling social competition in their games. Leveraging its patented technology, Skillz hosts billions of casual esports tournaments for millions of mobile players worldwide, and distributes millions in prizes each month. Skillz has earned recognition as one of Fast Company’s Most Innovative Companies, CNBC’s Disruptor 50, Forbes’ Next Billion-Dollar Startups, and the #1 fastest-growing company in America on the Inc. 5000. www.skillz.com

Use of Non-GAAP Financial Measures
In this press release, the Company includes Adjusted EBITDA and Non-GAAP Operating Expenses, which are non-GAAP performance measures that the Company uses to supplement its results presented in accordance with U.S. GAAP. As required by the rules of the Securities and Exchange Commission (“SEC”), the Company has provided herein a reconciliation of the non-GAAP financial measures contained in this press release to the most directly comparable measures under GAAP. The Company’s management believes Adjusted EBITDA and Non-GAAP Operating Expenses are useful in evaluating its operating performance and are similar measures reported by publicly-listed U.S. competitors, and regularly used by securities analysts, institutional investors, and other interested parties in analyzing operating performance and prospects. By providing these non-GAAP measures, the Company’s management intends to provide investors with a meaningful, consistent comparison of the Company’s profitability for the periods presented. Adjusted EBITDA is not intended to be a substitute for net income/loss or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Further, Non-GAAP Operating Expenses are not intended to be a substitute for GAAP Operating Expenses or any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry.

The Company defines and calculates Adjusted EBITDA as net income (loss) before interest, other non-operating expense or income, (benefit) provision for income taxes, and depreciation and amortization, and further adjusted for stock-based compensation and other special items determined by management, including, but not limited to, fair value adjustments for certain financial liabilities (including derivatives) associated with debt and equity transactions, impairment charges, acquisition related expenses for transaction costs and loss contingency accruals, as they are not indicative of business operations. The Company defines and calculates Non-GAAP Operating Expenses as GAAP Operating Expenses adjusted for stock-based compensation, one-time transaction expenses and other special items determined by management, including, but not limited to impairment charges, acquisition-related expenses for transactions costs and certain loss contingency accruals, as they are not indicative of business operations.

Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the Company’s actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside of the Company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to, the ability of Skillz to: effectively compete in the global entertainment and gaming industries; attract and retain successful relationships with the third party developers that develop and update all of the games hosted on Skillz’s platform; comply with laws and regulations applicable to its business; and as well as other risks and uncertainties indicated from time to time in the Company’s SEC filings, including those under “Risk Factors” therein, which are available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that the Company believes to be reasonable as of this date. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Source: Skillz Inc.

Contacts:
Investors: ir@skillz.com
Media: pr@skillz.com

Skillz Inc.
Consolidated Statements of Operations
(Unaudited, in thousands, except for number of shares and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue	$102,072	$59,955	$275,240	$162,392
Costs and expenses:
Cost of revenue	7,647	3,102	16,289	8,806
Research and development	13,162	4,369	30,584	13,253
Sales and marketing	114,531	73,187	310,377	172,381
General and administrative	48,376	7,861	101,092	24,336
Total costs and expenses	183,716	88,519	458,342	218,776
Loss from operations	(81,644)	(28,564)	(183,102)	(56,384)
Interest expense, net	(87)	(24)	(136)	(1,297)
Change in fair value of common stock warrant liabilities	113,601	—	81,898	—
Other income (expense), net	(22)	(14,216)	108	(20,749)
Income (loss) before income taxes	31,848	(42,804)	(101,232)	(78,430)
(Benefit) provision for income taxes	(18,933)	47	(18,826)	100
Net income (loss)	$50,781	$(42,851)	$(82,406)	$(78,530)
Net income (loss) per share attributable to common stockholders – basic	$0.13	$(0.14)	$(0.22)	$(0.27)
Weighted average common shares outstanding – basic	395,053,445	298,713,456	379,450,553	288,958,713

Net loss attributable to common stockholders – diluted	$(62,820)	$(42,851)	$(164,304)	$(78,530)
Net loss per share attributable to common stockholders – diluted	$(0.16)	$(0.14)	$(0.43)	$(0.27)
Weighted average common shares outstanding – diluted	396,030,131	298,713,456	385,451,806	288,958,713

Skillz Inc.
Consolidated Balance Sheets
(Unaudited, in thousands, except for number of shares and par value per share amounts)

	September 30,	December 31,
	2021	2020
Assets
Current assets:
Cash and cash equivalents	$540,308	$262,728
Accounts receivable, net	12,725	—
Prepaid expenses and other current assets	17,309	10,491
Total current assets	570,342	273,219
Property and equipment, net	10,852	5,292
Investments in non-marketable equity securities	55,628	—
Intangible assets, net	83,241	—
Goodwill	87,230	—
Other long-term assets	3,839	3,910
Total assets	$811,132	$282,421
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$10,047	$22,039
Accrued professional fees	—	5,699
Other current liabilities	70,157	19,618
Total current liabilities	80,204	47,356
Long-term common stock warrant liabilities	12,318	178,232
Other long-term liabilities	14,274	46
Total liabilities	106,796	225,634
Commitments and contingencies
Stockholders’ equity:
Preferred stock $0.0001 par value; 10 million shares authorized — 0 issued and outstanding as of September 30, 2021 and December 31, 2020	—	—
Common stock $0.0001 par value; 625 million shares authorized; Class A common stock – 500 million shares authorized; 339 million and 292 million shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively; Class B common stock – 125 million shares authorized; 69 million and 78 million shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	40	37
Additional paid-in capital	1,025,017	295,065
Accumulated deficit	(320,721)	(238,315)
Total stockholders’ equity	704,336	56,787
Total liabilities and stockholders’ equity	$811,132	$282,421

Skillz Inc.
Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine Months Ended September 30,
	2021	2020
Operating Activities
Net loss	$(82,406)	$(78,530)
Adjustment to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	6,093	1,092
Stock-based compensation	42,531	9,565
Accretion of unamortized discount and amortization of issuance costs	28	548
Fair value adjustment of financial instruments	—	20,808
Impairment charge	—	3,395
Deferred income taxes	(18,825)	—
Change in fair value of common stock warrant liabilities	(81,898)	—
Changes in operating assets and liabilities:
Accounts receivable, net	975	—
Prepaid expenses and other assets	(7,217)	(3,858)
Deferred offering costs	—	(13,507)
Accounts payable	(3,445)	3,078
Accrued professional fees	(3,989)	12,199
Loss contingency accrual	11,557	—
Other liabilities	33,270	15,466
Net cash used in operating activities	(103,326)	(29,744)
Investing Activities
Purchases of property and equipment, including internal-use software	(2,068)	(3,009)
Investment in non-marketable equity security	(54,748)	—
Business combination, net of cash acquired	(83,987)	—
Net cash used in investing activities	(140,803)	(3,009)
Financing Activities
Payments of capital lease obligations	(946)	—
Payments for debt issuance costs	—	(201)
Payments under debt agreements	—	(10,000)
Proceeds from issuance of common stock in follow-on offering, net of underwriting commissions, and offering costs	402,139	—
Payments made towards offering costs	(13,221)	(653)
Proceeds from issuance of redeemable convertible preferred stock, net of issuance costs	—	76,617
Proceeds from exercise of stock options and issuance of common stock	3,166	673
Proceeds from exercise of common stock warrants, net of redemptions	130,571	—
Payments made to repurchase common stock and preferred stock	—	(2,450)
Net cash provided by financing activities	521,709	63,986
Net change in cash, cash equivalents and restricted cash	277,580	31,233
Cash, cash equivalents and restricted cash – beginning of year	265,648	28,548
Cash, cash equivalents and restricted cash – end of year	$543,228	$59,781

Skillz Inc.
Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net income (loss)	$50,781	$(42,851)	$(82,406)	$(78,530)
Interest expense, net	87	24	136	1,297
Stock-based compensation	15,812	3,662	42,531	9,565
Change in fair value of common stock warrant liabilities	(113,601)	—	(81,898)	—
(Benefit) provision for income taxes	(18,933)	47	(18,826)	100
Depreciation and amortization	4,991	457	6,093	1,092
Impairment charge (2)	—	—	—	3,395
Other (income) expense, net(3)	22	14,216	(108)	20,749
Acquisition related expenses(4)	6,039	—	6,999	—
Loss contingency accrual(5)	11,557	—	11,557	—
One-time nonrecurring expenses (1)	1,504	—	11,930	—
Adjusted EBITDA	$(41,741)	$(24,445)	$(103,992)	$(42,332)

(1) For the three and nine months ended September 30, 2021, amounts represent one-time nonrecurring expenses related to the follow-on offering and executive severance expense.

(2) For the nine months ended September 30, 2020, amount represents an impairment charge of a lease deposit and prepayment in connection with a lease agreement related to our facilities in San Francisco.

(3) For the nine months ended September 30, 2020, other non-operating costs (income) include net remeasurement losses of $20.8 million related to fair value adjustments of financial instruments held by the Company, primarily attributable to the redeemable convertible Series E preferred stock option contract liability.

(4) For the three and nine months ended September 30, 2021, amounts represent acquisition related expenses for our Aarki acquisition.

(5) For the three and nine months ended September 30, 2021, amount represents a loss contingency accrual related to a litigation matter relating to a former employee.

Skillz Inc.
Reconciliation of GAAP to Non-GAAP Operating Expenses
(Unaudited, in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Research and development	$13,162	$4,369	$30,584	$13,253
Less: stock-based compensation	(1,814)	(523)	(5,237)	(1,544)
Less: one-time nonrecurring expenses(1)	(139)	—	(416)	—
Non-GAAP research and development	$11,209	$3,846	$24,931	$11,709

Sales and marketing	$114,531	$73,187	$310,377	$172,381
Less: stock-based compensation	(1,637)	(468)	(6,025)	(1,542)
Less: one-time nonrecurring expenses(1)	(131)	—	(394)	—
Non-GAAP sales and marketing	$112,763	$72,719	$303,958	$170,839

General and administrative	$48,376	$7,861	$101,092	$24,336
Less: stock-based compensation	(12,361)	(2,671)	(31,269)	(6,479)
Less: impairment charges (2)	—	—	—	(3,395)
Less: loss contingency accrual(4)	(11,557)	—	(11,557)	—
Less: acquisition related expenses(3)	(6,039)	—	(6,999)	—
Less: one-time nonrecurring expenses(1)	(1,234)	—	(11,120)	—
Non-GAAP general and administrative	$17,185	$5,190	$40,147	$14,462

(1) For the three and nine months ended September 30, 2021, amounts represent one-time nonrecurring expenses related to the follow-on offering and executive severance expense.

(2) For the nine months ended September 30, 2020, amount represents an impairment charge of a lease deposit and prepayment in connection with a lease agreement related to our facilities in San Francisco.

(3) For the three and nine months ended September 30, 2021, amounts represent acquisition related expenses for our Aarki acquisition.

(4) For the three and nine months ended September 30, 2021 amounts represent a loss contingency accrual related to a litigation matter relating to a former employee.

Skillz Inc.
Supplemental Financial Information
(Unaudited, in millions, except ARPU and ARPPU)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Monthly active users (“MAUs”)(1)	3.0	2.7	2.7	2.6
Average revenue per user (“ARPU”)(2)	$11.40	$7.44	$11.40	$6.93
Paying monthly active users (“PMAUs”)(3)	0.51	0.35	0.48	0.30
Average revenue per paying user (“ARPPU”)(4)	$66.82	$57.84	$63.65	$59.72
Gross marketplace volume (“GMV”)(5)	$611	$411	$1,786	$1,130

(1) “Monthly Active Users” or “MAUs” means the number of end-users who entered into a paid or free contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.

(2) “Average Revenue Per Monthly Active User” or “ARPU” means the average revenue in a given month divided by MAUs in that month, averaged over the period.

(3) “Paying Monthly Active Users” or “PMAUs” means the number of end-users who entered into a paid contest hosted on Skillz’s platform at least once in a month, averaged over each month in the period.

(4) “Average Revenue Per Paying Monthly Active User” or “ARPPU” means the average revenue in a given month divided by Paying MAUs in that month, averaged over the period.

(5) “GMV” or “Gross Marketplace Volume” means the total entry fees paid by users for contests hosted on Skillz’s platform. Total entry fees include entry fees paid by end-users using cash deposits, prior cash winnings from end-users’ accounts that have not been withdrawn, and end-user incentives used to enter paid entry fee contests.